FIRST QUARTER 2010 EARNINGS CALL PRESENTATION May 11, 2010 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These
forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements. National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2009, filed on February 12, 2010 and its Quarterly Report on Form 10-Q for the period ended March 31,
2010, filed with the SEC on May 10, 2010, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP measures called Adjusted
EBITDA, cash earnings, cash earnings per diluted share, adjusted income before management fees and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of subsidiaries, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted income before management fees is defined as income before management fees excluding corporate income before management fees.
Adjusted income before management fees should not be viewed as a substitute for income from operations. A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement for the period ended March 31, 2010, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
(Dollars in thousands, except per share data)
GAAP net income (loss) $(515,799) $6,990
Amortization of intangibles 9,594 8,338
Depreciation 3,539 3,006
Impairment of goodwill and intangible assets 607,337 2,901
Tax benefit of impairment of goodwill and intangible assets (88,146) (1,118)
Non-cash interest, net of tax 1,557 1,866
Cash earnings (1) $18,082 $21,983
GAAP net income (loss) per share - diluted $(12.59) $0.16
Amortization of intangibles 0.23 0.19
Depreciation 0.09 0.07
Impairment of goodwill and intangible assets 14.73 0.07
Tax benefit of impairment of goodwill and intangible assets (2.14) (0.03)
Non-cash interest, net of tax 0.04 0.04
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (2) 0.08 —
Cash earnings per share - diluted (3) $0.44 $0.50
(1) Cash earnings is a non-GAAP measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
(2) For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share -
diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(3) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
Q1 2009
Q1 2010

Reconciliation: Net Income to Adjusted EBITDA
(1) Adjusted EBITDA is a non-GAAP measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of subsidiaries, and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense, interest income, interest expense, and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended June 30, 2009, September 30, 2009 and December 31, 2009, please see the Company’s quarterly financial supplement for the period ended March 31, 2010, which is available on the Investor Relations section of the Company’s Web site at
www.nfp.com.
Corporate Individual Advisor
(dollars in thousands) Client Group Client Group Services Group Consolidated
For the Three Months Ended March 31, 2010
GAAP net income (loss) 6,990 $
Income tax expense (benefit) 5,563
Interest income (888)
Interest expense 4,579
Other, net (658)
Income (loss) from operations 11,949 $             1,926 $                1,711 $                15,586 $
Amortization of intangibles 5,348 2,990 - 8,338
Impairment of goodwill and intangible assets 1,931 970 - 2,901
Depreciation 1,559 1,125 322 3,006
(Gain) loss on sale of subsidiaries (1,321) (910) - (2,231)
Adjusted EBITDA
(1)
19,466 $             6,101 $                2,033 $                27,600 $
For the Three Months Ended March 31, 2009
GAAP net income (loss) (515,799) $
Income tax expense (benefit) (84,530)
Interest income (724)
Interest expense 5,331
Other, net (1,116)
Income (loss) from operations (343,815) $          (251,919) $          (1,104) $              (596,838) $
Amortization of intangibles 5,906 3,688 - 9,594
Impairment of goodwill and intangible assets 354,298 253,039 - 607,337
(Gain) loss on sale of subsidiaries 580 37 - 617
Adjusted EBITDA 18,775 $             6,315 $                (841) $                  24,249 $
Depreciation 1,806 1,470
263
3,539

JESSICA M. BIBLIOWICZ Chairman, President & Chief Executive Officer

1Q10 Highlights
Began 2010 from a position of strength
Revenue $225.3 million, grew 3.8%
Organic revenue growth was 4.9%
Adjusted EBITDA $27.6 million, grew 14.0%
Strategic growth priorities
Reorganization
Re-investing in our business
Review of capital structure
Revenue growth of 3.8%; Organic revenue growth of 4.9%
Adjusted EBITDA growth of 14.0%

Business Segments
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
$95.2
42%
$51.4
23%
$78.7
35%
Advisor Services Group
Individual Client Group
Corporate Client Group
(dollars in millions)
1Q10 Revenue $225.3 million
Promotes collaboration among business segments
Provides clients the advantages of coordinated resources
Confluence of corporate and individual benefits, insurance and investment planning needs

Corporate Client Group
Overview & Components of Revenue
A leader in the middle market
Coordinated independent solutions
Health and welfare insurance
Ancillary services
Retirement planning
Executive benefits
P&C insurance
42% of total NFP revenue in 1Q10
1Q10 Revenue Breakdown
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
35%
11%
23%
42%
89%
NFP Corporate Benefits
NFP Executive Benefits
% of CCG
Revenue

Individual Client Group
Overview & Components of Revenue
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE
CLIENT GROUP
ADVISOR
SERVICES GROUP
A leader in independent delivery
for high net worth individuals
Independent life insurance
Investment advisory
#1 independent distributor with
many top tier carriers
1
35% of total NFP revenue in 1Q10
1Q10 Revenue Breakdown
23%
42%
35%
17%
26%
57%
NFP Marketing Organization & Wholesale Life Brokerage
NFP Retail Life
NFP Investment Advisory
1 Source: Carrier data
% of ICG
Revenue

Advisor Services Group
Overview
• Serves independent financial
advisors
• Broker-dealer
• Corporate registered
investment advisor
• 23% of total NFP revenue in 1Q10
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
CORPORATE
CLIENT GROUP
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
1Q10 Revenue Breakdown
23%
42%
58%
42%
35%
NFP Asset Based Fees
NFP Commissions
% of ASG
Revenue

$95.2
42%
$30.0
13%
$13.7
6%
$65.0
29%
$21.4
10%
$71.6
33%
$19.1
9%
Recurring Revenue
1
by Business Segment
1Q10 Revenue $225.3 million
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
1Q10
Recurring
revenue
61%
$13.5
6%
$92.5
43%
$20.3
9%
1Q09
Recurring
revenue
58%
1 Recurring revenue refers to revenue that is generally recurring in nature and includes corporate and executive benefits, investment advisory and asset based fees businesses.
1Q09 Revenue $217.0 million
(dollars in millions)
Individual Client Group
Corporate Client Group
Advisor Services Group

DOUGLAS W. HAMMOND Executive Vice President & Chief Operating Officer

Organic Revenue Growth Consolidated +4.9% Corporate Client Group +5.7% Individual Client Group +1.6% Advisor Services Group +8.5% 14

Corporate Client Group A leader in the corporate middle market Organic revenue growth +5.7% • Solid performance Regionalization Helping clients navigate a challenging environment Expense management 15

Individual Client Group
A leader in servicing high net worth individuals
•
Independent life insurance
•
Investment advisory
Organic revenue growth +1.6%
•
Mixed performance
Life insurance product changes and estate tax
uncertainty
Strong wholesale life performance with institutional
clients
Investment advisory performance driven by new clients
and market performance

Advisor Services Group
Serves independent financial advisors
•
Broker-dealer
•
Corporate registered investment advisor
Organic revenue growth + 8.5%
•
Solid performance
Market performance
Progress on technology investments
Solid recruiting progress

DONNA J. BLANK Executive Vice President & Chief Financial Officer

Revenue
Commissions and fees
Cost of Services
Commissions and fees expense
Operating expenses
Management fees
Total cost of services
Gross margin
General and administrative
Amortization of intangibles
Impairment of goodwill and intangible assets
Depreciation
Loss (gain) on sale of subsidiaries
Total corporate and other expenses
Income (loss) from operations
Interest and other income
Interest and other expense
Net interest and other
Income (loss) before income taxes
Income tax expense (benefit)
Net income (loss)
Consolidated
Updated Statement of Operations
OLD FORMAT NEW FORMAT
Revenue
Commissions and fees
Operating Expenses
Commissions and fees expense
Compensation expense
Non-compensation expense
Management fees
Depreciation
Amortization of intangibles
Impairment of goodwill and intangible assets
Loss (gain) on sale of subsidiaries
Total  operating expenses
Income (loss) from operations
Non-operating income and expenses
Interest income
Interest expense
Other, net
Income (loss) before income taxes
Income tax expense (benefit)
Net income (loss)
Adjusted EBITDA
Adjusted EBITDA margin
Non-operating income and expenses, net

Consolidated
Growth in Revenue and Expansion in Adjusted EBITDA Margin
Revenue Adjusted EBITDA & Margin
$225.3
$217.
0
1Q09 1Q10
$24.
2
$27.6
1Q09 1Q10
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
1Q09 1Q10
11.2% 12.3%
Adjusted EBITDA Margin %

Corporate Client Group
Historical Financial Highlights
INDIVIDUAL
CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR
SERVICES GROUP
Adjusted EBITDA & Margin
$92.5
$89.8
$90.7
$107.0
$95.2
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10
$18.8
$15.0 $15.3
$17.8
$19.5
16.7%
16.8%
16.6%
20.4%
20.3%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10
(dollars in millions)
1Q09 1Q10
20.3% 20.4%
Adjusted EBITDA Margin %
Revenue
$92.5
$95.2
1Q09 1Q10
Quarter-over-Quarter
$18.8
$19.5
1Q09 1Q10
Quarter-over-Quarter

Individual Client Group
Historical Financial Highlights
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE
CLIENT GROUP
ADVISOR SERVICES
GROUP
$85.1
$92.4
$97.4
$122.4
$78.7
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10
$6.3
$11.9
$14.3
$7.8
$6.1
7.4%
12.8%
14.7%
7.8%
6.4%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10
(dollars in millions)
Adjusted EBITDA & Margin
Revenue
$6.1 $6.3
1Q09 1Q10
1Q09 1Q10
7.4% 7.8%
Adjusted EBITDA Margin %
$85.1
$78.7
1Q09 1Q10
Quarter-over-Quarter
Quarter-over-Quarter

$39.4
$51.4
1Q09 1Q10
Advisor Services Group
Historical Financial Highlights
INDIVIDUAL
CLIENT GROUP
CORPORATE
CLIENT GROUP
ADVISOR ADVISOR
SERVICES GROUP SERVICES GROUP
$39.4
$41.9
$41.8
$47.8
$51.4
-$0.8
$1.5
$1.3 $1.3
$2.0
3.5%
3.0%
4.0%
2.7%
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10
(dollars in millions)
Adjusted EBITDA & Margin
Revenue
1Q09
1Q10
1Q09 1Q10
NM 4.0%
Adjusted EBITDA Margin %
Quarter-over-Quarter
Quarter-over-Quarter
$2.0
-$0.8
NM indicates metric not meaningful

Management Fees
INDIVIDUAL INDIVIDUAL
CLIENT GROUP CLIENT GROUP
CORPORATE CORPORATE
CLIENT GROUP CLIENT GROUP
ADVISOR
SERVICES GROUP
32.1%
36.8%
1Q09 1Q10
-1.2% PIP
Management Fees as a % of Adjusted Income Before
Management Fees
55.0%
44.9%
-13.8%
1Q09 1Q10
PIP
Corporate Client Group
Individual Client Group

25 Continue to Generate Operating Cash Flow Operating Cash Flow (consolidated) (dollars in millions) $34.1 $50.4 -$1.6 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 $40.8 $4.9

Capital Structure
Working to address debt maturities
Credit facility due August 2011
0.75% convertible senior notes due February 2012; $230 million par value
Structure to align with go-forward business strategy
Maintain some level of permanent debt financing
Re-invest in our business
As of Amount Outstanding
Reduced by
vs prior Period
31-Mar-10 $35 $5
10-May-10 $20 $15
YTD $20
CREDIT FACILITY
($ millions)

FIRST QUARTER 2010 EARNINGS CALL PRESENTATION